UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 6, 1999


                           onlinetradinginc.com corp.
             (Exact name of registrant as specified in its charter)


            Florida                   333-75119          65-0607814
  (State or other jurisdiction of    (Commission      (I.R.S. Employer
   incorporation or organization)    file number)     Identification No.)


                      2700 North Military Trail, Suite 200
                            Boca Raton, Florida 33431
                    (Address of principal executive offices)

                                 (561) 995-1010
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Effective December 6, 1999, onlinetradinginc.com corp. (the "Company"), acquired certain assets of Newport Discount Brokerage, Inc. ("Newport") pursuant to an Asset Purchase Agreement dated September 21, 1999 (the "Asset Purchase Agreement"). Pursuant to the Asset Purchase Agreement, the Company purchased all of Newport's right, title and interest in and to its clients. A copy of the Asset Purchase Agreement, and all amendments, are filed herewith as Exhibit 2.1 and are incorporated herein by reference.

The total consideration paid by the Company in connection with this acquisition included cash of $2,682,000 and up to 125,000 shares of the Company's common stock. The cash consideration is payable as follows: (i) $2,182,000 to Newport;
(ii) $250,000 to Robert Scarpetti, Newport's President and sole shareholder, in exchange for a 15 year non-compete agreement (attached hereto as Exhibit 10.2 and incorporated herein by reference); and (iii) $250,000 to Raymond Chodkowski, a key Newport employee, in exchange for a 15 year non-compete agreement (attached hereto as Exhibit 10.4 and incorporated herein by reference). Cash used to complete the acquisition was from the Company's June 1999 public offering and/or operations. Issuance and delivery of the common stock consideration is contingent upon the acquired assets achieving certain revenue goals and maintaining customer accounts within one year from closing. More specifically, the total shares deliverable under the agreement shall be reduced by the greater of (i) the percentage that the gross revenue from all Newport accounts acquired at closing is less than $3,000,000; or (ii) .0009 for each dollar of account value lost due to the closing of Newport's Pennsylvania office.

In connection with the acquisition, the Company has entered into employment agreements with Mr. Scarpetti and Mr. Chodkowski and agreed to employ Newport's remaining staff on an at-will basis. Mr. Scarpetti's employment agreement has a three year term and Mr. Chodkowski's employment agreement is for a two year term. Said employment agreements are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference. In addition, the Company has agreed to appoint Mr. Scarpetti as a director until the election of directors at the Company's next annual Stockholder meeting.

The Company has also granted options to purchase 85,000 shares of the Company's common stock, pursuant to its 1999 Stock Option Plan. The options have an exercise price of 120% of the closing price on the date of the Asset Purchase Agreement or $11.93. The options are to be distributed, at Newport's discretion, to the former Newport employees that accept employment with the Company.

Newport is a securities broker dealer registered with the Securities and Exchange Commission and the National Association of Securities Dealers (NASD). Prior to the acquisition, there were no material relationships between the Newport or any of its shareholders and the Company or any of its directors, officers or associates of such directors or officers.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements of Business Acquired

     The financial statements of Newport Discount Brokerage, Inc.
     for the years ended December 31, 1998 and 1997, and the
     Independent Accountants' Report thereon.                         F-1 - F-16

     The unaudited financial statements of Newport Discount Brokerage,
     Inc. for the nine months ended September 30, 1999.              F-17 - F-20

(b)  Pro Forma Financial Information

     The pro forma financial information required by this section,
     including an explanation of significant pro forma adjustments     P-1 - P-6

(c)  Exhibits

     2.1 Asset Purchase Agreement, dated September 21, 1999, between onlinetradinginc.com corp. and Newport Discount Brokerage, Inc.

     10.1 Employment Agreement, dated September 21, 1999 between onlinetradinginc.com corp. and Robert Scarpetti

     10.2 Non-Compete Agreement, dated September 21, 1999 between onlinetradinginc.com corp. and Robert Scarpetti

     10.3 Employment Agreement, dated September 21, 1999 between onlinetradinginc.com corp. and Raymond Chodkowski

     10.4 Non-Compete Agreement, dated September 21, 1999 between onlinetradinginc.com corp. and Raymond Chodkowski

                           CHARLES HECHT & COMPANY LLP
                                801 Second Avenue
                               New York, NY 10017
                                 (212) 986-8200




                         INDEPENDENT ACCOUNTANT'S REPORT

To the Officer and Stockholder of Newport Discount Brokerage Inc.:

We have audited the accompanying statement of financial condition of Newport Discount Brokerage Inc. as of December 31, 1998, and the related statements of income and expenses, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Newport Discount Brokerage Inc. as of December 31, 1998 and the results of its operations and cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ CHARLES HECHT & COMPANY LLP
NEW YORK, NEW YORK
February 5, 1999

NEWPORT DISCOUNT BROKERAGE, INC.
STATEMENT OF FINANCIAL CONDITION
AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------






ASSETS


Current Assets
Cash and cash equivalents .....................................         $ 49,466
Receivable from clearing organization .........................          306,771
Other receivables .............................................           10,884
Securities owned, at market value .............................           65,940
                                                                        --------

TOTAL CURRENT ASSETS ..........................................          433,061
                                                                        --------

Fixed Assets, net .............................................           13,163
                                                                        --------

Other Assets
Security Deposits .............................................            5,205
Clearing Deposit ..............................................           51,955
                                                                        --------

TOTAL OTHER ASSETS ............................................           57,160
                                                                        --------

TOTAL ASSETS ..................................................         $503,384
                                                                        ========


LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities
Accounts payable and accrued liabilities ......................         $ 74,027
Profit sharing plan contribution payable ......................           20,000
Income taxes payable ..........................................           11,856
                                                                        --------

TOTAL CURRENT LIABILITIES .....................................          105,883
                                                                        --------

Stockholder's Equity
Common stock, authorized 200 shares, no par,
 issued and outstanding, 22 shares ............................           13,200
Retained earnings .............................................          384,301
                                                                        --------

TOTAL STOCKHOLDER'S EQUITY ....................................          397,501
                                                                        --------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY ....................         $503,384
                                                                        ========








         The accompanying notes are an integral part of this statement.

NEWPORT DISCOUNT BROKERAGE, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

















Revenues
Commissions ................................................        $ 2,876,761
Net dealer inventory and investment losses .................           (316,621)
Interest and dividends .....................................            151,034
                                                                    -----------

Total Revenues .............................................          2,711,174
                                                                    -----------

Expenses
Clearing and other transaction costs .......................          1,174,445
Employee compensation and benefits .........................          1,007,193
Occupancy and administration ...............................            448,790
Interest expense ...........................................             16,194
Depreciation ...............................................             10,086
                                                                    -----------

Total Expenses .............................................          2,656,708
                                                                    -----------

Income before provision for income taxes ...................             54,466

Provision for income taxes .................................             11,821
                                                                    -----------

Net Income .................................................        $    42,645
                                                                    ===========
















         The accompanying notes are an integral part of this statement.

 NEWPORT DISCOUNT BROKERAGE, INC.
 STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
 FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------





















                                           Common Stock
                                       -------------------
                                        Shares               Retained
                                        Issued      Value    Earnings    Totals
                                       --------   --------   ---------  --------
BALANCES, January 1, 1998 ..........         22   $ 13,200   $341,656   $354,856

Net income for the year ended
 December 31, 1998 .................       --         --       42,645     42,645
                                       --------   --------   --------   --------

BALANCES, December 31, 1998 ........         22   $ 13,200   $384,301   $397,501
                                       ========   ========   ========   ========






















         The accompanying notes are an integral part of this statement.

NEWPORT DISCOUNT BROKERAGE, INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------










Cash Flows from Operating Activities
Net income .....................................................      $  42,645
                                                                      ---------
Adjustments to reconcile net income to net cash
  provided by operating activities:
       Depreciation ............................................         10,086
       Receivable from clearing organization ...................       (177,095)
       Other receivables .......................................        (10,321)
       Securities owned at market value ........................        (65,940)
       Other current assets ....................................         11,053
       Accounts payable and accrued expenses ...................         53,120
       Profit sharing plan contribution payable ................        (30,000)
       Income taxes payable ....................................          2,000
                                                                      ---------

Total Adjustments ..............................................       (207,097)
                                                                      ---------

NET CASH USED IN OPERATING ACTIVITIES ..........................       (164,452)
                                                                      ---------

Cash Flows from Investing Activities
Cash payment for the purchase of property ......................        (20,369)
                                                                      ---------

Cash Flows from Financing Activities
   Increase in clearing deposit ................................        (21,477)
                                                                      ---------

Net decrease in cash and equivalents ...........................       (206,298)

Cash and cash equivalents, beginning of year ...................        255,764
                                                                      ---------

Cash and cash equivalents, end of year .........................      $  49,466
                                                                      =========


Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for:
Interest expense ...............................................      $  16,194
                                                                      =========

Income taxes ...................................................      $   9,872
                                                                      =========










         The accompanying notes are an integral part of this statement.

NEWPORT DISCOUNT BROKERAGE INC.
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31,1998
--------------------------------------------------------------------------------


Note 1 - Organization:


         a. The Company was incorporated in New York State and began business in July 1981. The Company engages in the securities business as a broker/dealer. The Company is non-clearing and has entered into a clearing agreement on a fully disclosed basis which provides that losses due to reneged securities trades by customers, if any, will be borne by Newport Discount Brokerage Inc. Consequently, the corporation operates under the exemptive provisions of SEC Rule 15c3-3.

         b. In 1990 the Company received approval of an application to operate a branch office in North Wales, Pennsylvania.

         c. In January 1991 the Company received approval of an application to operate a branch office in Boca Raton, Florida. Subsequent to this approval, the Company moved its main office to this location.

         d. During 1991 the Company filed an amendment to its Certificate of Incorporation in New York State for a change in corporate name to Newport Discount Brokerage Inc.

         e. At December 31, 1998 Robert Scarpetti, President of the Company, owned 100% of the Company's outstanding common shares.

Note 2 - Significant Accounting Policies:

         a.   Revenue Recognition

              1. Securities transactions (and the related revenue and expense) are recorded on a settlement date basis, generally the third business day after trade date for securities and one business day for options.

              2. Other items such as open trades not yet recorded because of terms of delivery and contingencies of a reasonably definite nature would make no material change in the foregoing statement.

         b.   Fixed Assets:

              Fixed assets are recorded at cost and are depreciated over estimated useful lives on the straight line method for assets placed in service prior to January 1, 1992 for financial reporting purposes. Accelerated depreciation methods are used for tax purposes. Assets placed into service after December 31, 1991 are being depreciated under MACRS for both financial and income tax purposes.

              Depreciation   computed   under  the  MACRS  system  does  not
              materially differ from depreciation that would have been computed based on the estimated useful lives of the related assets.

NEWPORT DISCOUNT BROKERAGE INC.
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

         c.   Use of Estimates:

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


         d.   Cash and Cash Equivalents:

              Cash  and  cash   equivalents   include   highly  liquid  debt
              instruments purchased with a maturity of three months or less.

         e.   Credit Risk:

              The Company maintains cash balances at two banks. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to $100,000.

              The Company maintains accounts with a stock brokerage firm. The accounts contain cash and securities. Balances are insured up to $500,000 (with a limit of $100,000 for cash) by the Securities Investor Protection Corporation.

         f.   Income Taxes:

              The elements of income tax expense for the year ended December 31, 1998 are as follows:

                   Federal income tax               $  6,178
                   Florida corporate tax               2,940
                   Pennsylvania corporate tax          2,378
                   New York State franchise tax          325
                                                    --------
                                                    $ 11,821
                                                    ========

Note 3   -   Net Capital Requirements:

             The Capital Ratio of the Company as independently computed by our auditors was 30%, versus an allowable maximum of 1,500% under the rules of the Securities and Exchange Commission. The Firm's net capital requirement under SEC Rule 15c3-1 was $100,000. The Net Capital as computed was $353,565, leaving capital in excess of requirements in the amount of $253,565.

Note 4 - Commitments and Contingencies:

             On March 20, 1996 the Company entered into a triple net operating lease for office space in Boca Raton, Florida. The lease agreement provides for rent, taxes and operating expenses. The Company occupies space at 5499 North Federal Highway, Suite N, Boca Raton, Florida. The lease commenced on August 1, 1996 and terminates on August 31, 1999.

NEWPORT DISCOUNT BROKERAGE INC.
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------


             On September 1, 1996 the Company leased office space in North Wales, Pennsylvania for a three year period at a base rental payment of $24,000 per annum; however, this lease was terminated in February 1998 with no cost to the Company. On March 13, 1998 the Company leased office space in Colmar, Pennsylvania on a month to month tenancy at $2,500 per month.

             The minimum lease payments required under the above leases for next year is as follows:

                   1999                            $ 24,704
                                                   ========


Note 5   -   Financial Instruments with Off-Balance Sheet Credit Risk:

             As a securities broker, the Company is engaged in buying and selling securities for a diverse group of institutional and individual investors. The Company introduces those transactions for clearance to another broker/dealer on a fully disclosed basis.

             The Company's exposure to credit risk associated with non-performance of customers in fulfilling their contractual obligations pursuant to securities transactions can be directly impacted by volatile trading markets which may impair the customer's ability to satisfy their obligations to the Company and the Company's ability to liquidate the collateral at an amount equal to the original contracted amount. The agreement between the Company and its clearing broker provides that the Company is obligated to assume any exposure related to such non-performance by its customers. The Company seeks to control the aforementioned risks by requiring customers to maintain margin collateral in compliance with various regulatory requirements and the clearing brokers internal guidelines. The Company monitors its customer activity by reviewing information it receives from its clearing broker on a daily basis, and requiring customers to deposit additional collateral, or to reduce position when necessary.

                          CHARLES HECHT & COMPANY LLP
                                801 Second Avenue
                               New York, NY 10017
                                 (212) 986-8200



                         INDEPENDENT ACCOUNTANT'S REPORT

To the Officer and Stockholder of Newport Discount Brokerage Inc.:

We have audited the accompanying statement of financial condition of Newport Discount Brokerage Inc. as of December 31, 1997, and the related statements of income and expenses, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Newport Discount Brokerage Inc. as of December 31, 1997 and the results of its operations and cash flows for the year then ended in conformity with generally accepted accounting principles.



/s/ CHARLES HECHT & COMPANY  LLP
NEW YORK, NEW YORK
February 6, 1998

NEWPORT DISCOUNT BROKERAGE, INC.
STATEMENT OF FINANCIAL CONDITION
AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------









ASSETS
Current Assets
Cash and cash equivalents ......................................        $255,764
Receivable from clearing organization ..........................         129,675
Other receivables ..............................................             563
Other current assets ...........................................          11,053
                                                                        --------

TOTAL CURRENT ASSETS ...........................................         397,055

Fixed Assets, net ..............................................           2,880

Security Deposits ..............................................          35,683
                                                                        --------

TOTAL ASSETS ...................................................        $435,618
                                                                        ========


LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities
Accounts payable and accrued liabilities .......................        $ 20,907
Profit sharing plan contribution payable .......................          50,000
Income taxes payable ...........................................           9,855
                                                                        --------

TOTAL CURRENT LIABILITIES ......................................          80,762
                                                                        --------

Stockholder's Equity
   Common stock, authorized 200 shares, no par,
    issued and outstanding, 22 shares ..........................          13,200
   Retained earnings ...........................................         341,656
                                                                        --------

TOTAL STOCKHOLDER'S EQUITY .....................................         354,856
                                                                        --------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY .....................        $435,618
                                                                        ========










         The accompanying notes are an integral part of this statement.
                                      F-10

NEWPORT DISCOUNT BROKERAGE, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------














Revenues
Commissions ................................................        $ 2,360,153
Net dealer inventory and investment losses .................            (60,225)
Interest and dividends .....................................            101,737
                                                                    -----------

Total Revenues .............................................          2,401,665
                                                                    -----------

Expenses
Clearing and other transaction costs .......................            978,964
Employee compensation and benefits .........................            881,563
Occupancy and administration ...............................            459,572
Interest expense ...........................................             13,236
Depreciation ...............................................              5,051
                                                                    -----------

Total Expenses .............................................          2,338,386
                                                                    -----------

Income before provision for income taxes ...................             63,279

Provision for income taxes .................................             31,137
                                                                    -----------

Net Income .................................................        $    32,142
                                                                    ===========
















         The accompanying notes are an integral part of this statement.

 NEWPORT DISCOUNT BROKERAGE, INC.
 STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
 FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------



















                                                                          Common Stock
                                                                   ---------------------------
                                                                    Shares                               Retained
                                                                    Issued             Value             Earnings            Totals
                                                                   --------           --------           --------           --------
BALANCES, January 1, 1997 ..............................                 22           $ 13,200           $309,514           $322,714

Net income for the year ended
 December 31, 1997 .....................................               --                 --               32,142             32,142
                                                                   --------           --------           --------           --------

BALANCES, December 31, 1997 ............................                 22           $ 13,200           $341,656           $354,856
                                                                   ========           ========           ========           ========






















         The accompanying notes are an integral part of this statement.

NEWPORT DISCOUNT BROKERAGE, INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------







Cash Flows from Operating Activities
   Net income .................................................       $  32,142
                                                                      ---------

   Adjustments  to reconcile net income to net cash
   provided by operating activities:
       Depreciation ...........................................           5,051
       Receivable from clearing organization ..................          60,848
       Other receivables ......................................          20,189
       Other current assets ...................................          (4,324)
       Accounts payable and accrued expenses ..................         (26,308)
       Profit sharing plan contribution payable ...............           6,139
       Income taxes payable ...................................           2,255
                                                                      ---------

Total Adjustments .............................................          63,850
                                                                      ---------

NET CASH PROVIDED BY OPERATING ACTIVITIES .....................          95,992
                                                                      ---------

CASH FLOWS FROM INVESTING ACTIVITIES
Cash payment for the purchase of property .....................          (3,131)
Net change in security deposits ...............................         (30,478)
                                                                      ---------

NET CASH USED IN INVESTING ACTIVITIES .........................         (33,609)
                                                                      ---------

Net increase in cash and equivalents ..........................          62,383

Cash and cash equivalents, beginning of year ..................         193,381
                                                                      ---------

Cash and cash equivalents, end of year ........................       $ 255,764
                                                                      =========


Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for:
Interest expense ..............................................       $  13,236
                                                                      =========

Income taxes ..................................................       $  26,760
                                                                      =========









         The accompanying notes are an integral part of this statement.

NEWPORT DISCOUNT BROKERAGE INC.
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------


Note 1 - Organization:


         a. The Company was incorporated in New York State and began business in July 1981. The Company engages in the securities business as a broker/dealer. The Company is non-clearing and has entered into a clearing agreement on a fully disclosed basis which provides that losses due to reneged securities trades by customers, if any, will be borne by Newport Discount Brokerage Inc. Consequently, the corporation operates under the exemptive provisions of SEC Rule 15c3-3.

         b. In 1990 the Company received approval of an application to operate a branch office in North Wales, Pennsylvania.

         c. In January 1991 the Company received approval of an application to operate a branch office in Boca Raton, Florida. Subsequent to this approval, the Company moved its main office to this location.

         d. During 1991 the Company filed an amendment to its Certificate of Incorporation in New York State for a change in corporate name to Newport Discount Brokerage Inc.

         e. At December 31, 1997 Robert Scarpetti, President of the Company, owned 100% of the Company's outstanding common shares.

Note 2 - Significant Accounting Policies:

         a.   Revenue Recognition

              1. Securities transactions (and the related revenue and expense) are recorded on a settlement date basis, generally the third business day after trade date for securities and one business day for options.

              2. Other items such as open trades not yet recorded because of terms of delivery and contingencies of a reasonably definite nature would make no material change in the foregoing statement.

         b.   Fixed Assets:

              Fixed assets are recorded at cost and are depreciated over estimated useful lives on the straight line method for assets placed in service prior to January 1, 1992 for financial reporting purposes. Accelerated depreciation methods are used for tax purposes. Assets placed into service after December 31, 1991 are being depreciated under MACRS for both financial and income tax purposes.

              Depreciation   computed   under  the  MACRS  system  does  not
              materially differ from depreciation that would have been computed based on the estimated useful lives of the related assets.

NEWPORT DISCOUNT BROKERAGE INC.
NOTES TO THE STATEMENT OF FINANCIAL CONDITION
AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------


         c.   Use of Estimates:

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


         d.   Cash and Cash Equivalents:

              Cash  and  cash   equivalents   include   highly  liquid  debt
              instruments purchased with a maturity of three months or less.

         e.   Credit Risk:

              The Company maintains cash balances at two banks. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to $100,000.

              The Company maintains accounts with a stock brokerage firm. The accounts contain cash and securities. Balances are insured up to $500,000 (with a limit of $100,000 for cash) by the Securities Investor Protection Corporation.

         f.   Income Taxes:

              The elements of income tax expense for the year ended December 31, 1997 are as follows:

                   Federal income tax             $  22,416
                   Florida corporate tax              5,307
                   Pennsylvania corporate tax         3,081
                   New York State franchise tax         333
                                                   --------
                                                  $  31,137
                                                  =========

Note 3 - Net Capital Requirements:

         The Capital Ratio of the Company as independently computed by our auditors was 24%, versus an allowable maximum of 1,500% under the rules of the Securities and Exchange Commission. The Firm's net capital requirement under SEC Rule 15c3-1 was $100,000. The Net Capital as computed was $330,968, leaving capital in excess of requirements in the amount of $230,968.

Note 4 - Commitments and Contingencies:

         On March 20, 1996 the Company entered into a triple net operating lease for office space in Boca Raton, Florida. The lease agreement provides for rent, taxes and operating expenses. The Company occupies space at 5499 North Federal Highway, Suite N, Boca Raton, Florida. The lease commenced on August 1, 1996 and terminates on July 31, 1999.

NEWPORT DISCOUNT BROKERAGE INC.
NOTES TO THE STATEMENT OF FINANCIAL CONDITION
AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------


         On September 1, 1996 the Company leased office space in North Wales, Pennsylvania for a three year period at a base rental payment of $24,000 per annum.

         The minimum lease payments required under the above leases for each of the succeeding years and in the aggregate, are as follows:

                   1998                          $   64,263
                   1999                              40,016
                                                 ----------
                                                 $  104,279
                                                 ==========

Note 5 - Financial Instruments with Off-Balance Sheet Credit Risk:

         As a securities broker, the Company is engaged in buying and selling securities for a diverse group of institutional and individual investors. The Company introduces those transactions for clearance to another broker/dealer on a fully disclosed basis.

         The Company's exposure to credit risk associated with non-performance of customers in fulfilling their contractual obligations pursuant to securities transactions can be directly impacted by volatile trading markets which may impair the customer's ability to satisfy their obligations to the Company and the Company's ability to liquidate the collateral at an amount equal to the original contracted amount. The agreement between the Company and its clearing broker provides that the Company is obligated to assume any exposure related to such non-performance by its customers. The Company seeks to control the aforementioned risks by requiring customers to maintain margin collateral in compliance with various regulatory requirements and the clearing brokers internal guidelines. The Company monitors its customer activity by reviewing information it receives from its clearing broker on a daily basis, and requiring customers to deposit additional collateral, or to reduce position when necessary.

                        NEWPORT DISCOUNT BROKERAGE, INC.
                        STATEMENT OF FINANCIAL CONDITION
                            AS OF SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
                                    UNAUDITED






            ASSETS
CURRENT ASSETS:
   Cash and cash equivalents .......................................    $254,017
   Receivable from clearing organization ...........................     210,986
   Other receivables ...............................................      10,145
   Prepaid expenses ................................................       9,091
   Securities owned, at market value ...............................     324,343
                                                                        --------

          TOTAL CURRENT ASSETS .....................................     808,582
                                                                        --------

PROPERTY AND EQUIPMENT, net ........................................      23,674
                                                                        --------

OTHER ASSETS:
  Security Deposits ................................................       5,204
  Clearing Deposit .................................................     136,204
                                                                        --------

          TOTAL OTHER ASSETS .......................................     141,408
                                                                        --------

                                                                        $973,664
                                                                        ========


                          LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES:
   Accounts payable and accrued liabilities ........................    $ 64,613
   Securities sold but not yet purchased, at market value ..........      94,225
   Income taxes payable ............................................     146,007
                                                                        --------

          TOTAL CURRENT LIABILITIES ................................     304,845
                                                                        --------

STOCKHOLDER'S EQUITY:
   Common stock, authorized 200 shares, no par,
    issued and outstanding, 22 shares ..............................      13,200
   Retained earnings ...............................................     655,619
                                                                        --------

          TOTAL STOCKHOLDER'S EQUITY ...............................     668,819
                                                                        --------

                                                                        $973,664
                                                                        ========

                        NEWPORT DISCOUNT BROKERAGE, INC.
                             STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
                                    UNAUDITED
















REVENUES:
   Commissions .................................................      $2,342,480
   Net dealer inventory and investment losses ..................         231,156
   Interest and dividends ......................................         149,608
                                                                      ----------

                               TOTAL REVENUES ..................       2,723,244
                                                                      ----------

OPERATING EXPENSES:
   Clearing and other transaction costs ........................       1,201,913
   Employee compensation and benefits ..........................         812,430
   Occupancy and administration ................................         278,923
   Interest expense ............................................           8,140
   Depreciation ................................................            --
                                                                      ----------

                               TOTAL OPERATING EXPENSES ........       2,301,406
                                                                      ----------

          INCOME (LOSS)  BEFORE INCOME TAXES ...................         421,838

INCOME TAX PROVISION ...........................................         150,520
                                                                      ----------

          NET INCOME (LOSS) ....................................      $  271,318
                                                                      ==========


                        NEWPORT DISCOUNT BROKERAGE, INC.
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
                                    UNAUDITED



















                                                                          Common Stock
                                                                   ---------------------------
                                                                    Shares           Amount at           Retained
                                                                    Issued           Par Value           Earnings            Totals
                                                                   --------           --------           --------           --------

BALANCES, January 1, 1999 ..............................                 22           $ 13,200           $384,301           $397,501

Net income for the nine months
 ended September 30, 1999 ..............................               --                 --              271,318            271,318
                                                                   --------           --------           --------           --------

BALANCES, September 30, 1999 ...........................                 22           $ 13,200           $655,619           $668,819
                                                                   ========           ========           ========           ========


                        NEWPORT DISCOUNT BROKERAGE, INC.
                             STATEMENT OF CASH FLOWS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
                                    UNAUDITED










CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income .....................................................   $ 271,318
   Adjustments to reconcile net income to net cash
    provided by operating activities:
       Changes in certain assets and liabilities:
          Receivable from clearing organization ...................      95,785
          Other receivables .......................................         739
          Prepaid expenses ........................................      (9,090)
          Securities owned at market value ........................    (258,403)
          Accounts payable and accrued expenses ...................      (9,414)
          Profit sharing plan contribution payable ................     (20,000)
          Income taxes payable ....................................     134,151
          Securities sold but not yet purchased, at market value ..      94,225
                                                                      ---------

          NET CASH PROVIDED BY OPERATING ACTIVITIES ...............     299,311

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of property and equipment .............................     (10,511)

CASH FLOWS FROM FINANCING ACTIVITIES:
   Increase in clearing deposit ...................................     (84,249)
                                                                      ---------

          NET INCREASE IN CASH ....................................     204,551

CASH AND CASH EQUIVALENTS, January 1, 1999 ........................      49,466
                                                                      ---------

CASH AND CASH EQUIVALENTS, September 30, 1999 .....................   $ 254,017
                                                                      =========


SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
   Cash paid for income taxes .....................................   $    --
                                                                      =========

   Cash paid for interest .........................................   $   8,140
                                                                      =========


                           ONLINETRADINGINC.COM CORP.
             CONSOLIDATED PROFORMA STATEMENTS OF FINANCIAL CONDITION
                             AS OF JANUARY 31, 1999
--------------------------------------------------------------------------------



                                                                                                                          PROFORMA
                                                                          ONLINE         NEWPORT         ADJUSTMENTS    CONSOLIDATED
                                                                       -----------     ------------      -----------     -----------

            ASSETS
CURRENT ASSETS:
   Cash and cash equivalents ......................                    $ 1,005,944     $     49,466      $12,889,558  a  $13,944,968
   Receivable from clearing organization ..........                        572,433          306,771                          879,204
   Other receivables ..............................                          6,163           10,884          (10,884) b        6,163
   Securities owned, at market value ..............                        381,084           65,940          (65,940) b      381,084
   Deferred tax asset .............................                           --              --                                --
   Other current assets ...........................                          9,420            --                               9,420
                                                                       -----------     ------------      -----------     -----------

          TOTAL CURRENT ASSETS ....................                      1,975,044          433,061       12,812,734      15,220,839
                                                                       -----------     ------------      -----------     -----------

PROPERTY AND EQUIPMENT, net .......................                        136,146           13,163          (13,163) b      136,146
                                                                       -----------     ------------      -----------     -----------

OTHER ASSETS:
  Other Assets ....................................                         43,398            5,205                           48,603
  Goodwill, net ...................................                           --              --          2,682,000   c    2,682,000
  Clearing Deposit ................................                           --             51,955         (51,955)  b         --
                                                                       -----------     ------------      -----------     -----------

          TOTAL OTHER ASSETS ......................                         43,398           57,160        2,630,045       2,730,603
                                                                       -----------     ------------      -----------     -----------

                                                                       $ 2,154,588     $    503,384      $15,429,616     $18,087,588
                                                                       ===========     ============      ===========     ===========

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
   Accounts payable and accrued liabilities .......                    $   948,422     $     74,027      $    --         $ 1,022,449
   Profit sharing plan contribution payable .......                           --             20,000         (20,000)  b        --
   Income taxes payable ...........................                         38,230           11,856                           50,086
                                                                       -----------     ------------      -----------     -----------

          TOTAL CURRENT LIABILITIES ...............                        986,652          105,883          (20,000)      1,072,535
                                                                       -----------     ------------      -----------     -----------

DEFERRED INCOME TAXES .............................                         15,400            --               --             15,400
                                                                       -----------     ------------      -----------     -----------

SUBORDINATED LOANS ................................                        525,000            --               --            525,000
                                                                       -----------     ------------      -----------     -----------

STOCKHOLDER'S EQUITY:
   Preferred stock ................................                        300,000            --                             300,000
   Common stock ...................................                         80,000           13,200          21,563   d      114,763
   Additional paid-in capital .....................                        111,951            --         15,586,261   e   15,698,212
   Retained earnings ..............................                        135,585          384,301        (158,208)  b      361,678
                                                                       -----------     ------------      -----------     -----------

          TOTAL STOCKHOLDER'S EQUITY ..............                        627,536          397,501       15,449,616      16,474,653
                                                                       -----------     ------------      -----------     -----------

                                                                       $ 2,154,588     $    503,384      $15,429,616     $18,087,588
                                                                       ===========     ============      ===========     ===========


See accompanying notes to unaudited pro forma consolidated financial statements.
                                       P-1

                           ONLINETRADINGINC.COM CORP.
                 CONSOLIDATED PROFORMA STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED JANUARY 31, 1999
--------------------------------------------------------------------------------










                                                                                           01/01/98 to
                                                                                            12/31/98                      PROFORMA
                                                                             ONLINE          NEWPORT      ADJUSTMENTS   CONSOLIDATED
                                                                           -----------     -----------    -----------   ------------

REVENUES:
   Commissions ........................................                    $ 5,525,427     $ 2,876,761     $(148,366) f   $8,253,822
   Net trading gains (losses) .........................                        328,495        (316,621)      316,621  f      328,495
   Interest and dividends .............................                        138,142         151,034                       289,176
                                                                           -----------     -----------      --------      ----------

        TOTAL REVENUES ................................                      5,992,064       2,711,174       168,255       8,871,493
                                                                           -----------     -----------      --------      ----------

OPERATING EXPENSES:
   Employee compensation and benefits .................                      3,356,688       1,007,193      (234,537) f    4,129,344
   Clearing and other transaction costs ...............                      2,002,055       1,174,445      (462,563) g    2,713,937
   Occupancy and administration .......................                        406,814         448,790       (76,445) f      779,159
   Interest expense ...................................                         36,566          16,194                        52,760
   Depreciation and amortization ......................                         29,918          10,086       178,800  h      218,804
                                                                           -----------      ----------      --------       ---------

                  TOTAL OPERATING EXPENSES ............                      5,832,041       2,656,708      (594,745)      7,894,004
                                                                           -----------      ----------      --------       ---------

          INCOME BEFORE INCOME TAXES ..................                        160,023         54,466        763,000         977,489

PROVISION FOR INCOME TAXES ............................                         52,080         11,821        308,000  i      371,901
                                                                           -----------      ---------      ---------      ----------

               NET INCOME .............................                    $   107,943      $  42,645      $ 455,000      $  605,588
                                                                           ===========      =========      =========      ==========


EARNINGS (LOSS) PER SHARE:
   Basic ..............................................                    $      0.01                                    $     0.08
                                                                           ===========                                    ==========

   Diluted ............................................                    $      0.01                                    $     0.08
                                                                           ===========                                    ==========

   Weighted average common shares outstanding -
    basic & diluted ...................................                      7,971,510                                     7,971,510
                                                                           ===========                                     =========










See accompanying notes to unaudited pro forma consolidated financial statements.
                                       P-2

                           ONLINETRADINGINC.COM CORP.
             CONSOLIDATED PROFORMA STATEMENTS OF FINANCIAL CONDITION
                            AS OF SEPTEMBER 30, 1999
--------------------------------------------------------------------------------




                                                                                                                          PROFORMA
                                                                           ONLINE          NEWPORT      ADJUSTMENTS     CONSOLIDATED
                                                                        ------------    ------------    ------------    ------------
            ASSETS
CURRENT ASSETS:
   Cash and cash equivalents ............................               $ 18,385,178    $    254,017    $ (2,936,017) j  $15,703,178
   Receivable from clearing organization ................                    539,273         210,986                         750,259
   Other receivables ....................................                     46,488          10,145         (10,145) b       46,488
   Securities owned, at market value ....................                    334,950         324,343        (324,343) b      334,950
   Other current assets .................................                     12,306           9,091          (9,091) b       12,306
                                                                        ------------    ------------    ------------     -----------

          TOTAL CURRENT ASSETS ..........................                 19,318,195         808,582      (3,279,596)     16,847,181
                                                                        ------------    ------------    ------------     -----------

PROPERTY AND EQUIPMENT, net .............................                    223,801          23,674         (23,674) b      223,801
                                                                        ------------    ------------    ------------     -----------

OTHER ASSETS:
  Other Assets ..........................................                     73,387           5,204                          78,591
  Goodwill, net .........................................                        --             --         2,682,000  k    2,682,000
  Clearing Deposit ......................................                    100,184         136,204        (136,204) b      100,184
                                                                        ------------    ------------    ------------     -----------

          TOTAL OTHER ASSETS ............................                    173,571         141,408       2,545,796       2,860,775
                                                                        ------------    ------------    ------------     -----------

                                                                        $ 19,715,567    $    973,664    $   (757,474)    $19,931,757
                                                                        ============    ============    ============     ===========

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
   Accounts payable and accrued liabilities .............               $    816,438    $     64,613    $       --       $   881,051
   Income taxes payable .................................                    547,309         146,007                         693,316
   Securities sold but not yet purchased, at market value                  1,023,626          94,225         (94,225) b    1,023,626
   Other current liabilities ............................                     36,180           --                             36,180
                                                                        ------------    ------------    ------------     -----------

          TOTAL CURRENT LIABILITIES .....................                  2,423,553         304,845         (94,225)      2,634,173
                                                                        ------------    ------------    ------------     -----------

DEFERRED INCOME TAXES ...................................                     13,481           --              --             13,481
                                                                        ------------    ------------    ------------     -----------

SUBORDINATED LOANS ......................................                    400,000           --              --            400,000
                                                                        ------------    ------------    ------------     -----------

STOCKHOLDER'S EQUITY:
   Common stock .........................................                    114,763          13,200         (13,200) b      114,763
   Additional paid-in capital ...........................                 15,753,312           --                         15,753,312
   Retained earnings ....................................                  1,010,458         655,619        (650,049) b    1,016,028
                                                                        ------------    ------------    ------------     -----------

          TOTAL STOCKHOLDER'S EQUITY ....................                 16,878,533         668,819        (663,249)     16,884,103
                                                                        ------------    ------------    ------------     -----------

                                                                        $ 19,715,567    $    973,664    $   (757,474)    $19,931,757
                                                                        ============    ============    ============     ===========


See accompanying notes to unaudited pro forma consolidated financial statements.
                                       P-3

                           ONLINETRADINGINC.COM CORP.
                 CONSOLIDATED PROFORMA STATEMENTS OF OPERATIONS
                  FOR THE EIGHT MONTHS ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------







                                                                                             01/01/99 to
                                                                                              09/30/99                    PROFORMA
                                                                                  ONLINE       NEWPORT    ADJUSTMENTS   CONSOLIDATED
                                                                                ----------    ----------  -----------  -------------

REVENUES:
   Commissions ...............................................                  $5,381,679    $2,342,480   $(151,587) f   $7,572,572
   Net trading gains .........................................                     878,578       231,156    (231,156) f      878,578
   Other revenue .............................................                     175,000          --                       175,000
   Interest - revenue sharing ................................                     209,672          --                       209,672
   Interest and dividends ....................................                     259,340       149,608                     408,948
                                                                                ----------    ----------   ---------      ----------

        TOTAL REVENUES .......................................                   6,904,269     2,723,244    (382,743)      9,244,770
                                                                                ----------    ----------   ---------      ----------

OPERATING EXPENSES:
   Employee compensation and benefits ........................                   3,199,584       812,430    (136,916) f    3,875,098
   Clearing and other transaction costs ......................                   1,659,770     1,201,913    (538,401) g    2,323,282
   Occupancy and administration ..............................                     527,202       278,923     (43,426) f      762,699
   Interest expense ..........................................                      17,938         8,140                      26,078
   Depreciation and amortization .............................                      31,239           --      119,200  h      150,439
                                                                                ----------    ----------   ---------      ----------

                  TOTAL OPERATING EXPENSES ...................                   5,435,733     2,301,406    (599,543)      7,137,596
                                                                                ----------    ----------   ---------      ----------

          INCOME BEFORE INCOME TAXES .........................                   1,468,536       421,838     216,800       2,107,174

PROVISION FOR INCOME TAXES ...................................                     563,661       150,520      87,000  i      801,181
                                                                                ----------    ----------   ---------      ----------

               NET INCOME ....................................                  $  904,875    $  271,318   $ 129,800      $1,305,993
                                                                                ==========    ==========   =========      ==========


EARNINGS (LOSS) PER SHARE:
   Basic .....................................................                  $     0.09                                $     0.13
                                                                                ==========                                ==========

   Diluted ...................................................                  $     0.09                                $     0.13
                                                                                ==========                                ==========

   Weighted average common shares outstanding - Basic ........                   9,877,039                                 9,877,039
                                                                                ==========                                ==========

   Weighted average common shares outstanding - Diluted ......                   9,892,269                                 9,892,269
                                                                                ==========                                ==========











See accompanying notes to unaudited pro forma consolidated financial statements.
                                       P-4

                           ONLINETRADINGINC.COM CORP.
                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
                  AS OF AND FOR THE YEAR ENDED JANUARY 31, 1999
           AND AS OF AND FOR THE EIGHT MONTHS ENDED SEPTEMBER 30, 1999



The Company, ("online"), acquired all of the rights, title, and interest in the customers and the customers respective brokerage accounts of Newport Discount Brokerage, Inc. ("Newport"). Those balance sheet accounts not directly associated with the revenues or expenses from the transactions of the customers have been eliminated in the pro forma adjustments as those balances would not have a continuing impact on the Company subsequent to the acquisition.



a) Pro forma adjustments to cash and cash equivalents as of January 31, 1999:

   Net proceeds from Company's initial public offering             $ 15,621,024
   Cash consideration for acquisition of Newport customers           (2,682,000)
   Elimination of Newport's cash balances not acquired                  (49,466)
                                                                   -------------

                                                                   $ 12,889,558
                                                                   =============


     The proceeds used for the acquisition were provided by the Company's initial public offering effective June 11, 1999. Accordingly, to reflect the source of the proceeds of the acquisition, the net proceeds of the public offering was included.



b) Elimination of those balance sheet accounts not directly associated with the revenues or expenses from the transactions of the customers of Newport.



c) Represents the acquisition of Newport as if the acquisition took place on January 31, 1999.



d) Pro forma adjustments to common stock as of January 31, 1999:

   The Company's initial public offering on June 11, 1999              $ 25,875
   Stock Split of 11.1111 shares for each 10 shares on
     April 3, 1999                                                        8,888
   Elimination of Newport's common stock                                (13,200)
                                                                       ---------

                                                                       $ 21,563
                                                                       =========



e)   Pro forma adjustments to additional paid in capital as of January 31, 1999:

     Represents the Company's initial public offering on
       June 11, 1999 to reflect the proper source of
       funds for the acquisition.                                  $ 15,595,149
     Stock Split of 11.1111 shares for each 10 shares
       on April 3, 1999                                                  (8,888)
                                                                   -------------

                                                                   $ 15,586,261
                                                                   =============

f) Represents revenues and expenses which is included in the historical statements of operations of Newport which will not have a continuing impact on us subsequent to the acquisition.

                                                        January        September
                                                        31, 1999       30, 1999
                                                       ---------      ----------

     Payment for order flow                            $ 148,366      $  151,587
     Net proprietary trading gains (losses)             (316,621)        231,156
     Compensation and related benefits from
       former branch office of Newport                   234,537         136,916
     Rent and utilities from former branch office
       of Newport                                         76,445          43,426






g) Pro forma adjustments to clearing and other transaction costs:

   Reduction in clearing and transaction costs         $ 462,563       $ 410,960
   Unsecured customer debit                                -             127,441
                                                       ---------       ---------

                                                       $ 462,563       $ 538,401
                                                       =========       =========


h) Represents amortization of goodwill over 15 years
     from the purchase price allocation                $ 178,800       $ 119,200


i) To reflect tax impact at an effective rate of 38% for other pro forma adjustments


j) Pro forma adjustments to cash and cash equivalents as of September 30, 1999:

   Cash consideration for acquisition of Newport customers           $ 2,682,000
   Elimination of Newport's cash balances not acquired                   254,017
                                                                     -----------

                                                                     $ 2,936,017
                                                                     ===========


k) Represents the acquisition of Newport as if the acquisition took place on September 30, 1999

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


onlinetradinginc.com corp.


December 21, 1999                    By: /s/ Anthony M. Palermo
-----------------                    -------------------------------------------
Date                                 Anthony M. Palermo, Chief Financial Officer

                                 EXHIBIT INDEX
--------------------------------------------------------------------------------




EXHIBIT NUMBER  DESCRIPTION
--------------  ----------------------------------------------------------------
2.1 Asset purchase agreement, dated September 21, 1999, between onlinetradinginc.com corp. and Newport Discount Brokerage, Inc.

10.1 Employment agreement, dated September 21, 1999, between onlinetradinginc.com corp. and Robert Scarpetti

10.2 Non-compete agreement, dated September 21, 1999, between onlinetradinginc.com corp. and Robert Scarpetti

10.3 Employment agreement, dated September 21, 1999, between onlinetradinginc.com corp. and Raymond Chodkowski

10.4 Non-compete agreement, dated September 21, 1999, between onlinetradinginc.com corp. and Raymond Chodkowski